Exhibit 99.1

Parks! America, Inc.

Reports Second Quarter Fiscal 2026 Financial Results

Management to host conference call on Tuesday, May 12, 2026, at 4:30 PM ET

PINE MOUNTAIN, Georgia, May 11, 2026 — Parks! America, Inc. (OTCQX: PRKA), today announced its financial results for the second fiscal quarter ended March 29, 2026. The summary information in this press release should not be used as the sole basis for making investment decisions. We encourage shareholders to read our complete Form 10-Q, which has been posted on the Investor Info section of the Company’s website, www.parksamerica.com, for a complete view of the Company and its results.

Segment Financial Results for the 13 and 26 weeks ended March 29, 2026 and March 30, 2025

The Company manages its operations on an individual park location basis. Financial information regarding each of the Company’s reportable segments is summarized in the tables below for the periods indicated.

	For the 13 weeks ended March 29, 2026
	Georgia Park	Missouri Park	Texas Park	Consolidated
Total revenue	$1,142,532	$472,678	$681,137	$2,296,347
Less significant expense categories (1):
Cost of animal food, merchandise and food	143,708	51,119	104,808	299,635
Other revenue driven costs (2)	29,037	16,599	20,857	66,493
Personnel costs (3)	344,018	205,964	157,568	707,550
Advertising and marketing	90,727	63,875	84,235	238,837
Other segment expenses (4)	279,996	104,089	105,423	489,508
Segment income	$255,046	$31,032	$208,246	$494,324
Segment operating income (loss) as percentage of total revenue	22.3%	6.6%	30.6%	21.5%

	For the 13 weeks ended March 30, 2025
	Georgia Park	Missouri Park	Texas Park	Consolidated
Total revenue	$1,046,387	$374,328	$581,306	$2,002,021
Less significant expense categories (1):
Cost of animal food, merchandise and food	185,739	39,826	89,434	314,999
Other revenue driven costs (2)	21,242	7,747	12,557	41,546
Personnel costs (3)	314,525	161,295	190,049	665,869
Advertising and marketing	85,786	53,921	95,572	235,279
Other segment expenses (4)	290,553	104,733	126,621	521,907
Segment income	$148,542	$6,806	$67,073	$222,421
Segment operating income (loss) as percentage of total revenue	14.2%	1.8%	11.5%	11.1%

(1)	The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM.
(2)	Other revenue driven costs include credit card fees and other revenue processing costs driven by sales volume.
(3)	Personnel costs include fixed and variable wages, benefits and employer taxes.
(4)	Other segment expenses include all other operating expenses, including animal expenses, park and vehicle maintenance expenses, insurance, utilities, outside services, operating supplies and other miscellaneous expenses.

	For the 26 weeks ended March 29, 2026
	Georgia Park	Missouri Park	Texas Park	Consolidated
Total revenue	$2,325,161	$830,229	$1,234,355	$4,389,745
Less significant expense categories (1):
Cost of animal food, merchandise and food	299,802	91,199	184,609	575,610
Other revenue driven costs (2)	52,382	23,815	32,445	108,642
Personnel costs (3)	686,458	389,673	304,716	1,380,847
Advertising and marketing	182,574	128,485	170,728	481,787
Other segment expenses (4)	537,046	199,347	204,415	940,808
Segment income (loss)	$566,899	$(2,290)	$337,442	$902,051
Segment operating income (loss) as percentage of total revenue	24.4%	-0.3%	27.3%	20.5%

	For the 26 weeks ended March 30, 2025
	Georgia Park	Missouri Park	Texas Park	Consolidated
Total revenue	$2,157,105	$664,089	$951,285	$3,772,479
Less significant expense categories (1):
Cost of animal food, merchandise and food	316,982	84,033	165,646	566,661
Other revenue driven costs (2)	42,246	12,910	19,413	74,569
Personnel costs (3)	619,554	328,021	358,772	1,306,347
Advertising and marketing	126,235	86,023	146,917	359,175
Other segment expenses (4)	569,600	195,524	245,463	1,010,587
Segment income (loss)	$482,488	$(42,422)	$15,074	$455,140
Segment operating income (loss) as percentage of total revenue	22.4%	-6.4%	1.6%	12.1%

(1)	The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM.
(2)	Other revenue driven costs include credit card fees and other revenue processing costs driven by sales volume.
(3)	Personnel costs include fixed and variable wages, benefits and employer taxes.
(4)	Other segment expenses include all other operating expenses, including animal expenses, park and vehicle maintenance expenses, insurance, utilities, outside services, operating supplies and other miscellaneous expenses.

The table below presents a reconciliation of reportable Consolidated segment income to Income (loss) before income taxes:

	For the 13 weeks ended		For the 26 weeks ended
	March 29, 2026	March 30, 2025	March 29, 2026	March 30, 2025
Consolidated segment income	$494,324	$222,421	$902,051	$455,140
Less:
Unallocated corporate expenses (1)	219,845	301,482	438,165	571,834
Depreciation and amortization	216,171	220,315	427,252	428,863
Other operating (income), net	(1,008)	—	(3,799)	(52)
Contested proxy and related matters, net	—	—	—	(567,157)
Other (income), net	(19,803)	(25,323)	(41,877)	(38,705)
Interest expense	45,859	54,709	94,611	112,178
Income (loss) before income taxes	$33,260	$(328,762)	$(12,301)	$(51,821)

(1)	Unallocated corporate expenses include corporate personnel costs, director fees and compensation, directors and officers insurance, computer software and services, professional fees and public company related expenses.

Additional Segment Data

	For the 13 weeks ended		For the 26 weeks ended
	March 29, 2026	March 30, 2025	March 29, 2026	March 30, 2025
Depreciation and amortization
Georgia Park	$106,885	$98,832	$209,605	$188,248
Missouri Park	50,972	54,303	101,142	108,081
Texas Park	57,899	66,766	115,675	131,706
Corporate	415	414	830	828
Total depreciation and amortization	$216,171	$220,315	$427,252	$428,863

	For the 13 weeks ended		For the 26 weeks ended
	March 29, 2026	March 30, 2025	March 29, 2026	March 30, 2025
Capital expenditures
Georgia Park	$82,677	$443,018	$339,388	$938,794
Missouri Park	24,900	25,623	47,084	33,523
Texas Park	19,403	16,268	45,361	114,068
Total capital expenditures	$126,980	$484,909	$431,833	$1,086,385

	As of
	March 29, 2026	September 28, 2025
Assets
Georgia Park	$7,533,202	$8,043,972
Missouri Park	3,264,987	3,299,882
Texas Park	8,267,816	8,135,982
Corporate	149,734	19,606
Total assets	$19,215,739	$19,499,442

Cash & short-term investments
Georgia Park	$1,157,157	$1,920,827
Missouri Park	924,652	888,745
Texas Park	1,347,783	1,053,298
Corporate	48,344	14,524
Total cash & short-term investments	$3,477,936	$3,877,394

Assets less cash & short-term investments
Georgia Park	$6,376,045	$6,123,145
Missouri Park	2,340,335	2,411,137
Texas Park	6,920,033	7,082,684
Corporate	101,390	5,082
Total assets less cash & short-term investments	$15,737,803	$15,622,048

Conference Call and Webcast Details

The Company will host a conference call to review its financial results for the second fiscal quarter ended March 29, 2026 on May 12, 2026, at 4:30 pm ET. The conference call will be webcast and can be accessed through the Investor Info section of the Company’s website, www.parksamerica.com.

Investors should email their questions to: invest@parksamerica.com. Please send your email questions as early as possible, and no later than 1 p.m. Eastern Time on Tuesday, May 11, 2026. We will take these email questions first and then live participants will be able to ask follow-up questions in the remaining time. A transcript of the call will be available on the Company’s website.

About Parks! America, Inc.

Parks! America, Inc. (OTCQX: PRKA), through its wholly owned subsidiaries, owns and operates three regional safari parks and is in the business of acquiring, developing and operating local and regional entertainment assets in the United States.

Additional information, including our Annual Report on Form 10-K for the fiscal year ended September 28, 2025, is available in the Investor Info section of the Company’s website, www.parksamerica.com.

Cautionary Note Regarding Forward Looking Statements

This news release may contain “forward-looking statements” within the meaning of U.S. securities laws. Forward-looking statements include statements concerning the Company’s future plans, business strategy, liquidity, capital expenditures, sources of revenue and other similar statements that are not historical in nature. You are cautioned not to place undue reliance on these forward-looking statements, which are based on the Company’s expectations as of the date of this news release and speak only as of the date hereof. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to differ significantly from those expressed or implied by such forward-looking statements. Readers are advised to consider the factors listed under the heading “Risk Factors” and the other information contained in the Company’s Annual Report on Form 10-K and other reports filed from time to time with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Contact:

John Grau

InvestorCom

(203) 972-9300

info@investor-com.com